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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 23, 2004
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


         MICHIGAN                       0-16640                 38-2606280
         --------                       -------                 ----------
 (State or other jurisdiction         Commission             (I.R.S. Employer
of incorporation or organization)     File Number           Identification No.)



                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)


                                       N/A
                                      -----
              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS
           99.1   Press Release dated July 23 2004

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On July 23 2004, registrant announced results of operations for the quarter ended June 30, 2004, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  United Bancorp, Inc.
                                                  (Registrant)
                                                  By:


Date:  July 27, 2004                              /S/ Dale L. Chadderdon
                                                  ------------------------------
                                                  (Principal Financial Officer)
                                                   Senior Vice President,
                                                   Secretary and Treasurer











                                       2
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                                 EXHIBIT INDEX




EXHIBIT NO.     DESCRIPTION

EX-99.1         Press Release Dated July 23, 2004